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                                    J&B FUNDS

                        J&B Small-Cap International Fund

                       SUPPLEMENT DATED FEBRUARY 24, 2004
                    TO THE PROSPECTUS DATED NOVEMBER 7, 2003


The first two sentences under the heading "How to Exchange Shares" on page 17, which summarize the procedures for exchanging shares, are replaced in their entirety with the following:

         You may exchange shares from another J&B Fund or Babson-Stewart Ivory International Fund, Inc. that have been held in an open account for 15 days or more ($1,000 minimum or the initial minimum Fund requirement) for shares in a J&B Fund.

         All account owners are automatically granted telephone exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the J&B Funds.